                                 CHATTEM, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

    The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated March 17, 2000, appoints ZAN GUERRY and A. ALEXANDER TAYLOR II, and each of them proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of Chattem, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2000, at the principal executive offices, 1715 West 38th Street, Chattanooga, Tennessee 37409, at one o'clock p.m. local time, and any adjournment(s) thereof, as specified in this Proxy:


1.   ELECTION OF DIRECTORS
     FOR / /                     AGAINST / /                     ABSTAIN / /
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS NAME IN THE LIST
                   BELOW:
                                     LOUIS H. BARNETT, ROBERT E. BOSWORTH and RICHARD E. CHENEY
2.   Approve the 2000 Non-Statutory Stock Option Plan
     FOR / /                     AGAINST / /                     ABSTAIN / /
3.   Appointment of Arthur Andersen LLP as independent auditors
     FOR / /                     AGAINST / /                     ABSTAIN / /
4.   In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

    The Board of Directors recommends affirmative votes for Items 1, 2 and 3, and IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

    The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

                                              Date: ____________________________

                                              __________________________________
                                                   Signature of Shareholder

                                              __________________________________
                                                   Signature of Shareholder

                                              PLEASE SIGN, DATE AND PROMPTLY
                                              RETURN IN THE ACCOMPANYING
                                              ENVELOPE--NO POSTAGE REQUIRED